Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This First Amendment to the Amended and Restated Loan and Security Agreement (this “Amendment”), dated as of September 16, 2022, is entered into among BGSL JACKSON HOLE FUNDING LLC (the “Company”), a Delaware limited liability company, as borrower; the Lenders party hereto; BLACKSTONE SECURED LENDING FUND, in its capacity as portfolio manager (in such capacity, the “Portfolio Manager”); CITIBANK, N.A., in its capacity as collateral agent (in such capacity, the “Collateral Agent”); CITIBANK, N.A., in its capacity as securities intermediary (in such capacity, the “Securities Intermediary”); VIRTUS GROUP, LP, in its capacity as collateral administrator (in such capacity, the “Collateral Administrator”); and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Reference is hereby made to the Amended and Restated Loan and Security Agreement, dated as of December 16, 2021 (the “Loan and Security Agreement”), among parties hereto. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Loan and Security Agreement.

WHEREAS, the parties hereto are parties to the Loan and Security Agreement;

WHEREAS, the parties hereto desire to amend the terms of the Loan and Security Agreement in accordance with Section 10.05 thereof as provided for herein; and

ACCORDINGLY, the Loan and Security Agreement is hereby amended as follows:

SECTION 1. AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT

The Loan and Security Agreement is hereby amended in accordance with Section 10.05 thereof to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan and Security Agreement attached as Exhibit A hereto. Exhibit A hereto constitutes a conformed copy of the Loan and Security Agreement.

SECTION 2. CONDITION PRECEDENT. It shall be a condition precedent to the effectiveness of the amendments set forth in Section 1 of this Amendment that each of the following conditions is satisfied:

(a) The Administrative Agent shall have received executed counterparts of this Amendment from each party hereto.

(b) The Company hereby certifies that (i) all of the representations and warranties set forth in Section 6.01 of the Loan and Security Agreement are true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct), in each case on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct) as of such earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no Market Value Event has occurred.

SECTION 3. MISCELLANEOUS.

(a) The Required Lenders’ execution of this Amendment shall constitute the written consent required under Section 10.05 of the Loan and Security Agreement.

(b) The parties hereto hereby agree that, except as specifically amended herein, the Loan and Security Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Loan and Security Agreement, or constitute a waiver of any provision of any other agreement.

(c) The Company hereby acknowledges and agrees that all outstanding Advances for the Calculation Period beginning on (and including) June 1, 2022 and ending on (but excluding) the date of this Amendment (the “Transition Calculation Period”) shall bear interest by reference to (i) prior to the date of this Amendment, the LIBO Rate (as defined in the Loan and Security Agreement immediately prior to the date of this Amendment) and (ii) from and including the date of this Amendment, Term SOFR. For the avoidance of doubt, the Interest Payment Date with respect to all interest accrued during the Transition Calculation Period shall be the fifteenth day following the Transition Calculation Period, in accordance with the terms of the Loan and Security Agreement, as amended by this amendment. Notwithstanding anything to the contrary in the Loan and Security Agreement, the Company shall not be responsible for any breakage costs in connection with the transition from the LIBO Rate to Term SOFR during the Transition Calculation Period.

(d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(e) This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

(f) Subject to the satisfaction of the conditions precedent specified in Section 2 above, this Amendment shall be effective as of the date of this Amendment first written above.

(g) The Collateral Agent, the Collateral Administrator and the Securities Intermediary assume no responsibility for the correctness of the recitals contained herein, and the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall be entitled to the benefit of every provision of the Loan and Security Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent, the Collateral Administrator and the Securities Intermediary, including their right to be compensated, reimbursed and indemnified in accordance with the terms thereof. The Administrative Agent, by its signature hereto, authorizes and directs the Collateral Agent, the Collateral Administrator and the Securities Intermediary to execute this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BGSL JACKSON HOLE FUNDING LLC, as Company

By	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

BLACKSTONE SECURED LENDING FUND, as Portfolio Manager

By	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

Signature Page to

First Amendment to Amended and Restated Loan and Security Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By	/s/ James Greenfield
Name: James Greenfield
Title: Executive Director

The Lenders

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender

By	/s/ James Greenfield
Name: James Greenfield
Title: Executive Director

Signature Page to

First Amendment to Amended and Restated Loan and Security Agreement

CITIBANK, N.A., as Collateral Agent

By	/s/ Trang Tran-Rojas
Name: Trang Tran-Rojas
Title: Senior Trust Officer

CITIBANK, N.A., as Securities Intermediary

By	/s/ Trang Tran-Rojas
Name: Trang Tran-Rojas
Title: Senior Trust Officer

VIRTUS GROUP, LP, as Collateral Administrator

By: Rocket Partners Holdings, LLC, its General Partner

By	/s/ Paul Plank
Name: Paul Plank
Title: Authorized Signatory

Signature Page to

First Amendment to Amended and Restated Loan and Security Agreement